Exhibit 10.25

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 31, 2013, is made by and among KMG CHEMICALS, INC., a Texas corporation, KMG-BERNUTH, INC., a Delaware corporation, and KMG ELECTRONIC CHEMICALS, INC., a Texas corporation (collectively, and as further defined in the Credit Agreement, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to Wachovia Bank, N.A., as Agent and Collateral Agent as defined in the Credit Agreement (hereinafter defined), those lenders executing this Amendment as Lenders, and such other lenders (collectively, and as further defined in the Credit Agreement, the “Lenders”) as may become a party to the Credit Agreement.

R E C I T A L S:

A. Borrowers, Agent, Collateral Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of December 31, 2007 (as heretofore amended, collectively, the “Credit Agreement”).

B. Borrowers have requested that Agent, Collateral Agent and Lenders (i) add Cyantek Corporation, a Delaware corporation, as a guarantor of the Secured Obligations, and (ii) modify certain terms of the Credit Agreement, and Lenders have agreed to the same upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions Above. As used herein, the terms “Amendment,” “Borrowers,” “Credit Agreement” and “Lenders” shall have the meanings as set forth above.

Section 1.02 Definitions in Agreement. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement; without limiting the foregoing, the following terms are defined in the Credit Agreement: “Agent,” “Collateral Agent,” “Equity Interests,” “Intercreditor Agreement,” “KMG-Bernuth,” “KMG ECI,” and “Loan Documents”.

ARTICLE II

AMENDMENTS TO AGREEMENT

Section 2.01 Definitions and General Provisions. Section 1.2 of the Credit Agreement is amended as follows:

(a) Restatement of Existing Defined Terms. The following terms currently found in the Credit Agreement are amended to read in full as follows:

“Borrower Consolidated Group” means Borrowers, KMEX, KMG Italia, Cyantek, and any other Person who becomes a Borrower hereunder (each referred to singularly as a “Member of the Borrower Consolidated Group”).

“Excluded Collateral” means (i) assets of any Borrower Party to the extent the assignment thereof is restricted by a contract or applicable Law and would not otherwise be permitted by Section 9-408 of the UCC; (ii) the Real Property located in Tuscaloosa, Alabama; (iii) the interest of any Borrower Party in any leased Real Property; (iv) until such time as a Borrower Party shall have executed and delivered the Patent and Trademark Security Agreement as provided for in Section 9.18 of this Agreement or in any applicable Security Document, such Borrower Party’s patents, trademarks, trade names, service marks and copyrights, and all applications therefor and licenses thereof (provided that no such assets shall be excluded to the extent that a Lien in such assets may be perfected under the Uniform Commercial Code of an applicable state Jurisdiction); and (v) the Equity Interests of KMEX, KMG Italia, Luxco and its Subsidiaries to the extent that the same are not included as part of the Pledged Collateral.

“Mortgages” means (i) that certain Deed of Trust and Security Agreement dated December 31, 2007 executed by KMG ECI in favor of Collateral Agent, with respect to the Mortgaged Property located in Pueblo County, Colorado; (ii) that certain Mortgage and Security Agreement dated December 31, 2007 executed by KMG-Bernuth in favor of Collateral Agent, with respect to the Mortgaged Property located in Doniphan County, Kansas; and (iii) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement dated March 18, 2010 executed by KMG ECI in favor of Collateral Agent, with respect to the Mortgaged Property located in San Benito County, California; such term includes any and all extensions, revisions, modifications or amendments at any time made to any of the foregoing.

“Real Property” means the real property owned by a Borrower or in which a Borrower has a leasehold interest, which Real Property is described on Schedule 9.14 of this Agreement.

(b) Addition of New Defined Terms. The following terms are added to the Credit Agreement in alphabetical order, to read in full as follows:

“Cyantek” means Cyantek Corporation, a Delaware corporation.

“Luxco” means KMG Electronic Chemicals Luxembourg Holdings S.a.r.l., a company with limited liability organized under the laws of Luxembourg.

Section 2.02 Amendment to Article I. Article I is amended to add Section 1.13, to read in full as follows:

1.13. Cyantek. Cyantek has executed in favor of the Agent and Collateral Agent (i) a Continuing Guaranty and (ii) a Security Agreement granting a security interest in substantially all of its assets (other than Excluded Collateral) to Collateral Agent. Cyantek is a Borrower Party and a Member of the Borrower Consolidated Group.

Section 2.03 Amendment to Section 11.1. Section 11.1 is amended to add Subsection (U), to read in full as follows:

(U) Cyantek shall default in the payment, observance or performance of any representation, warranty, covenant, or agreement under any Loan Document executed by it after any applicable grace or cure period has elapsed, including without limitation that certain Continuing Guaranty dated May 31, 2013 executed by Cyantek to the Agent and Collateral Agent, or that certain Security Agreement dated May 31, 2013 executed by Cyantek to the Agent and Collateral Agent.

Section 2.04 Change of Address. Subsection 14.1(B) is hereby amended to delete the addresses currently in place and replace them as follows:

(B) If to Wells Fargo, successor to Wachovia (whether as a Lender, Agent or Collateral Agent):

Wells Fargo Bank, N.A.

Agency Services

1525 West WT Harris Blvd

Charlotte, North Carolina 28262

With a copy to:

Wells Fargo Bank, N.A.

2500 Citywest Blvd., Suite 1100

Houston, Texas 77042

Attn: John L. Kallina, Vice President

With a copy to:

Winstead PC

1100 JPMorgan Chase Tower

600 Travis Street

Houston, Texas 77002

Attn: Nelson R. Block

ARTICLE III

CONDITIONS PRECEDENT

The effectiveness of this Amendment is conditioned upon the satisfaction of the following further conditions which must be satisfied as of the date of this Amendment:

Section 3.01 Representations and Warranties True and Correct. The representations and warranties contained herein and in all other Loan Documents, including without limitation that certain Consent and Waiver (Acquisition of OM Group Subsidiaries) dated as of April 26, 2013 by and among Borrowers, Agent and Lenders, each as amended hereby and by the other documents given in connection with this Amendment, shall be true and correct as of the date hereof except as previously disclosed to Lenders.

Section 3.02 No Default. No Default or Event of Default shall exist.

Section 3.03 Borrowers Documents. Borrowers, Cyantek and Luxco shall have executed and delivered to Agent, for the benefit of Lenders, the following documents to which they are a party, in form and substance satisfactory to Agent in its sole discretion; each of such documents shall be a Loan Document:

(a) this Amendment executed by Borrowers;

(b) Continuing Guaranty by Cyantek;

(c) Security Agreement by Cyantek;

(d) Pledge Agreement (the “Luxco Pledge Agreement”) under Luxembourg law by KMG ECI pledging its Equity Interests in Luxco;

(e) Any other documents executed by Luxco supplementary to the Luxco Pledge Agreement that are reasonably required to perfect the Liens granted by Luxco in favor of the Collateral Agent thereunder; and

(f) Closing Certificates for Cyantek.

Section 3.04 Opinion of Counsel. Borrowers’ outside legal counsel shall have delivered to Agent a legal opinion in form and substance satisfactory to Agent in its sole discretion.

Section 3.05 Joinder to Intercreditor Agreement. Cyantek shall have executed and delivered to Agent and Collateral Agent a Joinder to the Intercreditor Agreement, in form and substance satisfactory to Agent in its sole discretion; such document shall be a Loan Document.

Section 3.06 Amendment to Note Purchase Agreement. Borrowers and the Purchasers (as defined in the Note Purchase Agreement dated December 31, 2007 as more particularly described in the Intercreditor Agreement) shall have executed and delivered among themselves an amendment to the Note Purchase Agreement in form and substance satisfactory to Agent.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

Section 4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers, Agent, Collateral Agent and Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents are hereby ratified and confirmed in every respect by Borrowers, Agent, Collateral Agent and Lenders and shall continue in full force and effect.

Section 4.02 Representations and Warranties. Borrowers hereby represent and warrant to Agent, Collateral Agent and Lenders that:

(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the articles of incorporation or bylaws of Borrowers;

(b) after giving effect to the modifications contained in this Amendment, and any other Loan Document, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof except as previously disclosed to Lenders;

(c) after giving effect to the modifications contained in this Amendment, no Default or Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be a Default or an Event of Default;

(d) after giving effect to the modifications contained in this Amendment, Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby; and

(e) Borrowers are not presently aware of any claim they have against Agent, Collateral Agent or Lenders, nor are they aware of any claim any of their respective Subsidiaries have against Agent, Collateral Agent or Lenders, for damages arising out of any prior action or inaction on the part of Agent, Collateral Agent or Lenders, or their representatives or agents.

ARTICLE V

MISCELLANEOUS

Section 5.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents executed in connection with this Amendment.

Section 5.02 Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.03 Expenses of Lender. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lenders’ legal counsel, and all reasonable costs and expenses incurred by Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Agent’s legal counsel.

Section 5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.05 LAW. THIS AMENDMENT IS ENTERED INTO AND PERFORMABLE IN HARRIS COUNTY, TEXAS, AND THE SUBSTANTIVE LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS, OF THE UNITED STATES AND THE STATE OF TEXAS SHALL GOVERN THE CONSTRUCTION OF THIS AMENDMENT AND THE DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THERETO.

Section 5.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Collateral Agent and Lenders, and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lenders.

Section 5.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.08 Effect of Waiver. No consent or waiver, express or implied, by Agent, Collateral Agent or Lenders, to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10 SECTION 26.02 NOTICE. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT AND THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE CREDIT AGREEMENT AND THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

EXECUTED as of the date first written above.

[Remainder of page is blank. Signatures appear on following pages.]

SIGNATURE PAGE – BORROWERS

KMG CHEMICALS, INC.

By:	/s/ John V. Sobchak
Name:	John V. Sobchak
Title:	Vice President and CFO

KMG-BERNUTH, INC.

By:	/s/ John V. Sobchak
Name:	John V. Sobchak
Title:	Vice President and CFO

KMG ELECTRONIC CHEMICALS, INC.

By:	/s/ John V. Sobchak
Name:	John V. Sobchak
Title:	Vice President and CFO

Signature Page—Fifth Amendment to Amended and Restated Credit Agreement

SIGNATURE PAGE – WELLS FARGO

WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent, Collateral Agent, Lender and Issuing Lender

By:	/s/ Geri E. Landa
Geri E. Landa
Senior Vice President

Signature Page—Fifth Amendment to Amended and Restated Credit Agreement

SIGNATURE PAGE – BANK OF AMERICA

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Rebecca Hetzer
Rebecca Hetzer
Vice President

Signature Page—Fifth Amendment to Amended and Restated Credit Agreement